UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 21, 2013


                                   VUMEE, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                    000-53910                    35-2340897
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)


3170 North Federal Highway Lighthouse Point, Florida               33064
     (Address of principal executive offices)                    (Zip Code)

                                 (800) 854-0654
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

VuMee Inc. announces that it intends to file a Form 15 as notice of suspension of the duty to file periodic reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934 with the Securities and Exchange Commission ("SEC"). The Company will thereby be voluntarily suspending its reporting obligations under the Securities Exchange Act of 1934.

As a result of filing the Form 15, the Company will no longer be required to file annual and quarterly reports with the SEC. The Company intends to take this action given that the Company is insolvent, has been unable to raise additional capital and, as a result, will not be able to execute its business plan. Given this, the Company can no longer afford the costs associated with the preparation and filing of periodic reports.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VUMEE, INC.


/s/ Michael Spiegel
--------------------------------
Michael Spiegel
CEO and President

Date: May 21, 2013

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